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                                                                    EXHIBIT 10.6

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                      NISSAN MOTOR ACCEPTANCE CORPORATION,

                               NISSAN-INFINITI LT,

                                   NILT TRUST,

                           NISSAN AUTO LEASING LLC II,

                         NISSAN AUTO LEASE TRUST 2004-A,

                                       and

                         U.S. Bank National Association,
                              as Indenture Trustee

                        ---------------------------------

                           BACK-UP SECURITY AGREEMENT

                          Dated as of October 28, 2004

                        ---------------------------------

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
                                    ARTICLE I

                                   DEFINITIONS

1.01     Definitions.....................................................................     2
1.02     Interpretive Provisions.........................................................     2

                                   ARTICLE II

                                SECURITY INTEREST

2.01     Grant of Security Interest......................................................     2
2.02     Certificate of Title............................................................     3
2.03     Filing of Financing Statements..................................................     3
2.04     Use of Collateral...............................................................     3
2.05     Further Description of the Collateral...........................................     3
2.06     Back-Up Rights of Indenture Trustee.............................................     4

                                   ARTICLE III

                                  MISCELLANEOUS

3.01     Amendments......................................................................     4
3.02     Governing Law...................................................................     4
3.03     Severability of Provisions......................................................     4
3.04     Counterparts....................................................................     4
3.05     Successors and Assigns..........................................................     4
3.06     Further Assurances..............................................................     4
3.07     Limitation of Liability of Owner Trustee........................................     4
3.08     Notices.........................................................................     5

                                        i

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                           BACK-UP SECURITY AGREEMENT

      This Back-Up Security Agreement, dated as of October 28, 2004, is among Nissan Motor Acceptance Corporation, a California corporation ("NMAC"), Nissan-Infiniti LT, a Delaware statutory trust (the "Titling Trust"), NILT Trust, a Delaware statutory trust ("NILT Trust"), Nissan Auto Leasing LLC II, a Delaware limited liability company ("NALL II"), Nissan Auto Lease Trust 2004-A, a Delaware statutory trust (the "Trust"), and U.S. Bank National Association ("U.S. Bank"), as trustee (the "Indenture Trustee") under the Indenture, dated as of October 28, 2004 (the "Indenture"), between the Trust and the Indenture Trustee.

                                    RECITALS

      WHEREAS, NILT Trust, as Grantor and UTI Beneficiary, NMAC, as Servicer, Wilmington Trust Company, as Delaware Trustee, NILT, Inc., as Trustee, and U.S. Bank, as Trust Agent, have entered into an amended and restated trust and servicing agreement, dated as of August 26, 1998 (the "Titling Trust Agreement"), pursuant to which the Titling Trust was created to, among other things, take assignments and conveyances of and hold in trust various assets (the "Trust Assets");

      WHEREAS, the parties to the Titling Trust Agreement supplemented the Titling Trust Agreement with a 2004-A SUBI Supplement, dated as of October 28, 2004 (together with the Titling Trust Agreement, the "SUBI Trust Agreement"), to establish a special unit of beneficial interest, the "2004-A SUBI" ("2004-A SUBI");

      WHEREAS, in connection with the SUBI Trust Agreement a separate portfolio of leases (the "2004-A Leases"), the vehicles that are leased under the 2004-A Leases (the "2004-A Vehicles"), and certain other related Trust Assets have been allocated to the 2004-A SUBI;

      WHEREAS, the Titling Trust has issued a certificate evidencing a 100% beneficial interest in the 2004-A SUBI (the "2004-A SUBI Certificate") to NILT Trust;

      WHEREAS, the Trust was formed pursuant to a trust agreement, dated as of July 28, 2004, as amended and restated as of October 28, 2004 (the "Trust Agreement"), between NALL II and Wilmington Trust Company, as Owner Trustee;

      WHEREAS, pursuant to the SUBI Certificate Transfer Agreement, dated as of October 28, 2004 (the "SUBI Certificate Transfer Agreement"), between NILT Trust and NALL II, NILT Trust has transferred and assigned to NALL II, without recourse, all of NILT Trust's right, title and interest in the 2004-A SUBI Certificate;

      WHEREAS, pursuant to the Trust SUBI Certificate Transfer Agreement, dated as of October 28, 2004 (the "Trust SUBI Certificate Transfer Agreement"), between NALL II, as transferor (the "Transferor") and the Trust, as transferee, the Transferor has transferred and assigned to the Trust, without recourse, all of the Transferor's right, title and interest in the 2004-A SUBI Certificate;

                                                      Back-Up Security Agreement

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      WHEREAS, pursuant to the Indenture, the Trust has granted a security interest in the 2004-A SUBI Certificate to the Indenture Trustee to secure payment of the Notes;

      WHEREAS, the parties hereto desire to enter into this Agreement to provide that if, for any reason, the form of any of the transactions contemplated by the SUBI Trust Agreement, the 2004-A SUBI Certificate, the Trust Agreement, the SUBI Certificate Transfer Agreement, the Trust SUBI Certificate Transfer Agreement or the Indenture (collectively, the "Transfer Documents") is deemed to constitute a loan by any or all of the Securityholders, secured by a pledge of the 2004-A SUBI Assets or any interest therein (rather than by the 2004-A SUBI Certificate), each of NMAC, the Titling Trust, NILT Trust, the Transferor and the Trust shall be deemed to have granted to the Indenture Trustee a first priority security interest in such assets to secure the Notes.

      NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

      1.01 Definitions. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Agreement of Definitions, dated as of October 28, 2004, by and among the Trust, as issuer (the "Issuer"), NILT Trust, as grantor and initial beneficiary (in such capacity, the "Grantor" and the "UTI Beneficiary," respectively), the Titling Trust, NMAC, in its individual capacity, as servicer and as administrative agent (in such capacity, the "Servicer" and the "Administrative Agent," respectively), NALL II, NILT, Inc., a Delaware corporation, as trustee to the Titling Trust (the "Trustee"), Wilmington Trust Company, a Delaware banking corporation, as owner trustee and Delaware trustee (in such capacity, the "Owner Trustee" and the "Delaware Trustee," respectively) and U.S. Bank, as Indenture Trustee and trust agent (in such capacity, the "Trust Agent").

      1.02 Interpretive Provisions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used herein include, as appropriate, all genders and the plural as well as the singular, (ii) references to words such as "herein", "hereof" and the like shall refer to this Agreement as a whole and not to any particular part, Article or Section herein, (iii) references to an Article or Section such as "Article One" or "Section 1.01" shall refer to the applicable Article or Section of this Agreement, (iv) the term "include" and all variations thereof shall mean "include without limitation", (v) the term "or" shall include "and/or" and (vi) the term "proceeds" shall have the meaning ascribed to such term in the UCC.

                                   ARTICLE II
                                SECURITY INTEREST

      2.01 Grant of Security Interest.

                                                      Back-Up Security Agreement

                                        2
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            (a) Each of NMAC, the Titling Trust, NILT Trust, the Transferor and
the Trust hereby grants to the Indenture Trustee a security interest in all of its present and future right, title and interest in, to and under (but not, except to the extent required by law, any obligations with respect to) the following collateral (the "Collateral"): (i) a 100% beneficial interest in (A) all rights under the 2004-A Leases; (B) to the extent permitted by applicable law, the 2004-A Vehicles; (C) all other 2004-A SUBI Assets, including the 2004-A SUBI Collection Account, and (D) all proceeds of the items described in (i) (A),
(B) and (C), including insurance payable by reason of loss or damage to the 2004-A Vehicles to the extent not applied to making repairs to the related 2004-A Vehicle or otherwise paid by the Servicer to the Lessee, a third person or governmental authority as required by law or pursuant to its normal servicing practices; (ii) the Reserve Account; (iii) all rights and benefits under the Interest Rate Cap Agreement; and (iv) all proceeds, accounts, money, general intangibles, instruments, chattel paper, goods, investment property or other property consisting of, arising from or related to the foregoing. Such grant is made to secure (i) the payment of all amounts due on the Securities in accordance with their terms in the priorities of payment set forth in the Indenture, (ii) the payment of all other sums payable under the Indenture and
(iii) compliance with the provisions of the Indenture.

            (b) The Indenture Trustee acknowledges such grant and assignment, but all parties hereto acknowledge and agree that (i) such grant and assignment are made solely for protective purposes and without representation or warranty as to the nature of any of parties' rights in and to the Collateral and (ii) none of the parties hereto intends to imply in any way that any of the Transfer Documents should not be interpreted or enforced in accordance with its respective terms. The Indenture Trustee also acknowledges that it shall have no claim to any proceeds or assets of the Titling Trust or to any of the Trust Assets other than the 2004-A SUBI Assets and any present or future proceeds thereof.

      2.02 Certificate of Title. None of the parties hereto, including the Titling Trust, shall have any obligation or otherwise be required to make notation on, or cause to be taken any other action with respect to, any Certificate of Title for any 2004-A Vehicle to reflect the back-up Lien created hereby.

      2.03 Filing of Financing Statements. Each of NMAC, the Titling Trust, NILT Trust, the Transferor and the Trust will from time to time execute, deliver and file all financing statements and continuation statements reasonably required or necessary to maintain, perfect or continue the perfection of the backup Lien created hereby with respect to the 2004-A Leases and the proceeds thereof and any other Collateral, the perfection of a security interest in which may be accomplished and continued by the same filings.

      2.04 Use of Collateral. Each of the parties granting a security interest hereunder may continue to use and deal with its interest in the Collateral in any lawful manner and may sell items of Collateral in the ordinary course of its business, subject only to the requirements of the Transfer Documents and the Servicing Agreement, as appropriate.

      2.05 Further Description of the Collateral. A description of the 2004-A Leases and the 2004-A Vehicles appears on the Schedule of 2004-A Leases and 2004-A Vehicles.

                                                      Back-Up Security Agreement

                                        3
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      2.06 Back-Up Rights of Indenture Trustee. If a Back-Up Event shall have occurred and be continuing, the Indenture Trustee may exercise the rights and remedies with respect to the Collateral of a secured party under the UCC to the extent permitted by applicable law. Notwithstanding any other provision hereof, the Indenture Trustee shall have recourse only against the Collateral and not against any Pledgor hereunder (excluding responsibilities of NMAC solely as Servicer).

                                   ARTICLE III
                                  MISCELLANEOUS

      3.01 Amendments. This Agreement may be amended by written agreement among the parties hereto; provided, however, that it may only be amended under the same circumstances the Trust Agreement could be amended pursuant to Section
12.01 thereof and the Indenture could be amended pursuant to Article Nine thereof.

      3.02 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions (other than Section 5-1401 of the General Obligations Law of the State of New York).

      3.03 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid or unenforceable, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions and terms of this Agreement, as the same may be amended or supplemented, and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

      3.04 Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed and delivered shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

      3.05 Successors and Assigns. All covenants and agreements contained in this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective permitted successors and assigns.

      3.06 Further Assurances. Each party will perform such acts and execute and deliver to any other party such additional documents or instruments as may be reasonably requested in order to effect the purposes of this Agreement and to better assure and confirm unto the requesting party its rights, powers and remedies hereunder.

      3.07 Limitation of Liability of Owner Trustee. Notwithstanding anything contained herein to the contrary, this instrument has been executed by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Trust and in no event shall Wilmington Trust Company in its individual capacity or any beneficial owner of the Trust have any liability for the representations, warranties, covenants, agreements or other obligations of the Trust hereunder, as to all of which recourse shall be had solely to the assets of the Trust. For all purposes of this Agreement, in the performance of any duties or obligations of the Trust

                                                      Back-Up Security Agreement

                                        4
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hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles Six, Seven and Ten of the Trust Agreement.

      3.08 Notices. All notices, requests and demands under this Agreement shall be given in accordance with Section 11.04 of the Indenture. The address for such purpose of the Titling Trust shall be c/o NILT, Inc., as Trustee, 209 South LaSalle Street, Suite 300, Chicago IL 60604 (telecopier no. (312) 325-8905),
Attention: Nissan Auto Lease Trust 2004-A.

                                                      Back-Up Security Agreement

                                        5
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      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers hereto duly authorized, as of the day and year first above written.

                                        NISSAN MOTOR ACCEPTANCE CORPORATION

                                        By: /s/ Steven R. Lambert
                                            ------------------------------------
                                            Name:  Steven R. Lambert
                                            Title: President

                                        NISSAN-INFINITI LT

                                        By: NILT, INC., as Titling Trustee

                                            By: /s/ Patricia M. Child
                                                --------------------------------
                                            Name: Patricia M. Child
                                            Title: President

                                        NILT TRUST

                                        By: U.S. BANK NATIONAL ASSOCIATION,
                                            as Managing Trustee

                                            By: /s/ Patricia M. Child
                                                --------------------------------
                                            Name: Patricia M. Child
                                            Title: Vice President

                                        NISSAN AUTO LEASING LLC II

                                        By: /s/ Joji Tagawa
                                            ------------------------------------
                                            Name: Joji Tagawa
                                            Title: Treasurer

                                       S-1            Back-Up Security Agreement

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                                        NISSAN AUTO LEASE TRUST 2004-A

                                        By:   Wilmington Trust Company,
                                                not in its individual capacity,
                                                but solely as Owner Trustee

                                              By: /s/ Joann A. Rozell
                                                  -----------------------------
                                              Name: Joann A. Rozell
                                              Title: Financial Services Officer

                                        U.S. BANK NATIONAL
                                        ASSOCIATION, as
                                        Indenture Trustee

                                        By: /s/ Patricia M. Child
                                            -----------------------------------
                                            Name: Patricia M. Child
                                            Title: Vice President

                                       S-2            Back-Up Security Agreement